EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ironwood Gold Corp., (the “Company”) on Form 10-Q for the period ended February 28, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew McKinnon, Chief Executive Officer and interim Chief Financial Officer, on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 21, 2014	By:	/s/ Andrew McKinnon
Andrew McKinnon
Chief Executive Officer
(Principal Executive Officer)
Date: April 21, 2014	By:	/s/ Andrew McKinnon
Andrew McKinnon
Interim Chief Financial Officer
(Principal Accounting Officer & Principal
Financial Officer)